UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 21, 2004

TRIKON TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26482	95-4054321
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Ringland Way, Newport, South Wales NP18 2TA, United Kingdom
(Address of principal executive offices)	(Zip Code)

44-1633-414-000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Information Provided Under Item 2.02 of Form 8-K

On October 21, 2004, Trikon Technologies, Inc. (the “Company”) issued a press release announcing results for the fiscal quarter ended September 30, 2004. The full text of this press release is set forth in Exhibit 99.1 hereto. Pursuant to General Instruction B.2 of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, but is instead “furnished” pursuant to that instruction.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number
99.1	Trikon Technologies, Inc. press release dated October 21, 2004, announcing results for the fiscal quarter ended September 30, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIKON TECHNOLOGIES, INC.

By:	/s/ William J. Chappell
William J. Chappell Chief Financial Officer

Date: October 21, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Trikon Technologies, Inc. press release dated October 21, 2004, announcing results for the fiscal quarter ended September 30, 2004